UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2013

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At the Company's Annual Meeting of Shareholders on June 20, 2013, the shareholders approved an amendment to increase the authorized shares of the Company's common stock from Four Hundred Million shares to Six Hundred Million shares.  The Company's Articles of Incorporation, as amended, are attached to this filing as Exhibit 3.1 and are incorporated herein by this reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's Annual Meeting of Shareholders was held on June 20, 2013. The following items were voted on by shareholders and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Board of Directors:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arnold S. Barron	176,673,309	4,278,706	14,693,214
Macon F. Brock, Jr.	178,730,296	2,221,719	14,693,214
Mary Anne Citrino	180,083,349	868,666	14,693,214
H. Ray Compton	175,444,687	5,507,328	14,693,214
Conrad M. Hall	176,678,035	4,273,980	14,693,214
Lemuel E. Lewis	180,160,693	791,322	14,693,214
J. Douglas Perry	179,487,457	1,464,558	14,693,214
Bob Sasser	179,719,602	1,232,413	14,693,214
Thomas A. Saunders III	179,158,384	1,793,631	14,693,214
Thomas E. Whiddon	180,330,844	621,171	14,693,214
Carl P. Zeithaml	177,859,764	3,092,251	14,693,214

2.
The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed on May 13, 2013.

Votes For	173,426,484
Votes Against	6,864,940
Abstain	660,591
Broker Non-Votes	14,693,214

3. The shareholders approved the Company's 2013 Director Deferred Compensation Plan.

Votes For	175,242,012
Votes Against	4,226,331
Abstain	1,483,672
Broker Non-Votes	14,693,214

4.	The shareholders ratified the appointment, by the Audit Committee, of KPMG LLP as Dollar Tree, Inc.'s Independent Registered Public Accounting firm for 2013.

Votes For	193,215,238
Votes Against	2,013,342
Abstain	416,649

5. The shareholders approved the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from Four Hundred Million shares (400,000,000) to Six Hundred Million shares (600,000,000).

Votes For	174,918,783
Votes Against	19,900,541
Abstain	825,905
Broker Non-Votes	—

Item 7.01. Regulation FD Disclosure.

On June 20, 2013, Dollar Tree, Inc. issued a press release announcing the voting results from the Company's Annual Meeting of Shareholders on June 20, 2013. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

3.1    Articles of Incorporation of Dollar Tree, Inc. (as amended, effective June 20, 2013)

99.1	Press Release dated June 20, 2013 issued by Dollar Tree, Inc. regarding the voting results from the Company's Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 21, 2013	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 3.1	Articles of Incorporation of Dollar Tree, Inc. (as amended, effective June 20, 2013)

Exhibit 99.1	Press Release dated June 20, 2013 issued by Dollar Tree, Inc. regarding the voting results from the Company's Annual Meeting of Shareholders